                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          CROSSWORLDS SOFTWARE, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                            94-3240149
(State of Incorporation or Organization)                (IRS Employer Identification No.)

                             577 Airport Boulevard
                                   Suite 800
                             Burlingame, CA  94010
         (Address of Principal Executive Offices, Including Zip Code)

If this form relates to the registration of a          If this form relates to the registration
 class of securities pursuant to Section 12(b)         of a class of securities pursuant to
 of the Exchange Act and is effective pursuant         Section 12(g) of the Exchange Act and is
 to General Instruction A.(c), check the               effective pursuant to General
 following box.  [_]                                   Instruction A.(d), check the following
                                                       box.  [X]

 Securities Act registration statement file number to which this form relates:
                           333-96055 (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                Name of Each Exchange on Which
      to be so Registered                Each Class is to be Registered
      -------------------                ------------------------------

             None                                     None

       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.001
                               (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed on February 3, 2000 (SEC File No. 333-96055) (the "Form S-1 Registration Statement").
--------------------------------

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this Registration
          Statement:

          1.*     Specimen certificate for Registrant's Common Stock.

          2.** Form of Amended and Restated Certificate of Incorporation of the Registrant.

          3.***   Amended and Restated Bylaws of the Registrant.


_____________________________________________________________________________
* Incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

** Incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

*** Incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 4, 2000              CROSSWORLDS SOFTWARE, INC.

                                 By:  /s/ Mark R. Kent
                                      ------------------------------------
                                      Mark R. Kent, Chief Financial Officer
                                      (Principal Financial and Accounting
                                      Officer)

                               INDEX TO EXHIBITS

                                                                       Sequentially
                                                                       ------------
 Exhibit No.                   Description                             Numbered Page
------------                   -----------                             -------------
      1.        Specimen certificate for Registrant's Common Stock.   Incorporated by
                                                                      reference
      2.        Form of Amended and Restated Certificate of           Incorporated by
                Incorporation of the Registrant.                      reference
      3         Amended and Restated Bylaws of the Registrant.        Incorporated by
                                                                      reference